                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-----------------------------
NYSE Ticker Symbol - VTJ
-----------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     4.76%
-----------------------------------------------------------------------
One-year total return(1)                                     13.19%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      7.23%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.13%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.01%
-----------------------------------------------------------------------
Commencement date                                           3/27/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.49%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.29%
-----------------------------------------------------------------------
Preferred share rate(4)                                      1.500%
-----------------------------------------------------------------------
Net asset value                                              $17.46
-----------------------------------------------------------------------
Closing common share market price                            $16.18
-----------------------------------------------------------------------
Six-month high common share market price (03/01/02)          $17.13
-----------------------------------------------------------------------
Six-month low common share market price (12/14/01)           $15.76
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 42.5% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  64.5%   [PIE CHART]
- AA/Aa..............  13.3%
- A/A................  13.8%
- BBB/Baa............   7.5%
- BB/Ba..............   0.9%
As of October 31, 2001
- AAA/Aaa............  60.6%   [PIE CHART]
- AA/Aa..............  14.7%
- A/A................  15.3%
- BBB/Baa............   9.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0820                             0.0000
12/01                                                                      0.0820                             0.0273
1/02                                                                       0.0875                             0.0000
2/02                                                                       0.0875                             0.0000
3/02                                                                       0.0875                             0.0000
4/02                                                                       0.0875                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            24.50                              25.10
Health Care                                                                16.30                              14.70
Water & Sewer                                                              13.50                              10.70
Transportation                                                             10.70                              12.20
Waste Disposal                                                             10.60                              10.20

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9200                            14.9200
                                                                          15.2000                            15.0000
                                                                          15.5200                            15.2500
                                                                          15.6700                            15.1250
                                                                          16.7900                            16.0000
                                                                          17.5000                            16.3750
                                                                          18.3100                            16.8750
12/93                                                                     18.1700                            16.2500
                                                                          15.8000                            14.5000
                                                                          15.6800                            14.2500
                                                                          15.4300                            13.2500
12/94                                                                     14.8600                            13.1250
                                                                          16.2400                            14.5000
                                                                          16.3600                            14.5000
                                                                          16.6100                            14.7500
12/95                                                                     17.5800                            15.5000
                                                                          16.6400                            14.8750
                                                                          16.4400                            15.1250
                                                                          16.7900                            15.2500
12/96                                                                     17.0100                            15.0000
                                                                          16.5900                            15.5000
                                                                          17.0700                            16.1250
                                                                          17.5300                            16.7500
12/97                                                                     17.8700                            17.0625
                                                                          17.8000                            16.9370
                                                                          17.8600                            16.9375
                                                                          18.3900                            17.8125
12/98                                                                     18.0200                            18.3125
                                                                          17.7700                            17.5625
                                                                          16.9100                            16.4375
                                                                          16.4700                            16.5000
12/99                                                                     15.9500                            13.9375
                                                                          16.2100                            14.2500
                                                                          16.2100                            15.0000
                                                                          16.4400                            14.6250
12/00                                                                     17.3000                            14.5625
                                                                          17.5300                            15.1800
                                                                          17.4000                            15.5400
                                                                          17.6700                            15.6300
12/01                                                                     17.1800                            16.0700
                                                                          17.0900                            16.1500
4/02                                                                      17.4600                            16.1800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    Like other states, New Jersey moved to capitalize on lower interest rates by boosting its issuance. As a result of this increase, the supply of New Jersey bonds is significantly higher year-to-date than in the same period in 2001, which was a near-record year. In keeping with the state's typical pattern, the issuance was concentrated among a few large issuers.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0875 per share translated to a distribution rate of 6.49 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.29 percent on a taxable investment (for an investor in the 42.5 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 4.76 percent based on common share market price. This reflects an increase in common share market price from $15.96 per share on October 31, 2001 to $16.18 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers New Jersey Municipal Bond Index posted a total return of 1.18 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors and structures, which become more or less attractive over time according to internal dynamics. Over the period, we sold bonds from the transportation, public building and general purpose sectors that had reached our performance objectives for them. We used the proceeds to buy bonds in the water and sewer and single-family housing sectors.

    Those purchases were also part of a general effort to increase the portfolio's credit quality. Although it's impossible to know when it might happen, we began to anticipate that an economic recovery would eventually gain traction. Economic strength has historically resulted in higher interest rates, which have in turn, put pressure on the prices of lower-rated bonds with higher yields. We attempted to insulate the portfolio from this potential volatility by emphasizing higher-quality bonds. Through careful research and security selection, we identified some attractive AAA rated bonds in such sectors as utilities and added them to the portfolio. Through these purchases, we increased the trust's exposure to AAA securities by nearly 4 percent.

    The portfolio also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere. In the interim, the trust's cash position has climbed to slightly above normal while we're in the process of searching for securities that meet our requirements.

    We also moved to limit risk by reducing the trust's exposure to Guam, and eliminated airport holdings there. The bonds are backed largely by tourism revenues, which have suffered in the wake of September 11. We believe those sales helped to position the trust defensively in the event that tourism there continues to struggle.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  156.5%
          NEW JERSEY  140.2%
$1,000    Atlantic City, NJ Muni Util (AMBAC Insd).... 5.000%   06/01/29   $    981,760
 1,000    Bayonne, NJ Muni Util Auth Wtr Sys Rev (MBIA
          Insd)....................................... 5.000    01/01/28        985,000
 2,000    Bergen Cnty, NJ Util Auth Wtr Pollutn Ctl
          Rev Ser A (Prerefunded @ 06/15/02) (FGIC
          Insd)....................................... 6.500    12/15/12      2,052,280
 1,500    Brick Twp, NJ Muni Util Auth Rev
          (Prerefunded @ 12/01/02) (AMBAC Insd)....... 6.500    12/01/12      1,572,630
 2,000    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)....................   *      09/01/14      1,106,700
 2,500    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)....................   *      09/01/15      1,299,825
 4,095    Camden, NJ (FSA Insd).......................   *      02/15/11      2,779,850
 1,000    Colt's Neck Twp, NJ Brd Ed (FSA Insd)....... 5.000    02/01/21      1,011,830
 1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec
          (FSA Insd)..................................   *      08/01/19        770,601
 1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec
          (FSA Insd)..................................   *      02/01/25        556,839
 2,850    East Orange, NJ Brd Ed Ctf Part Cap Apprec
          (FSA Insd)..................................   *      02/01/28        728,602
 2,330    Edgewater, NJ Muni Util Auth Rev Swr Rfdg
          (MBIA Insd).................................   *      11/01/12      1,463,822
   840    Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)....................................... 6.600    12/01/07        942,547
 1,000    Essex Cnty, NJ Impt Auth Lease Rev Gtd City
          of Newark (AMBAC Insd)...................... 5.125    04/01/29        997,060
 1,000    Essex Cnty, NJ Impt Auth Lease-Newark
          (Prerefunded @ 04/01/04).................... 6.600    04/01/14      1,094,720
 1,000    Essex Cnty, NJ Impt Auth Pkg Fac Rev Rfdg
          (AMBAC Insd)................................ 5.000    10/01/22        998,060

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$3,000    Essex Cnty, NJ Impt Auth Rev Irvington Twp
          Sch Dist (Prerefunded @ 10/01/02) (FSA
          Insd)....................................... 6.625%   10/01/17   $  3,123,150
 1,000    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)..... 5.375    09/01/10      1,076,650
 1,000    Essex Cnty, NJ Util Auth Solid Waste Rev Ser
          A (Prerefunded @ 04/01/06) (FSA Insd)....... 5.500    04/01/11      1,105,050
 1,605    Hoboken, NJ Pkg Auth Pkg Rev Gtd Ser A
          (AMBAC Insd)................................ 5.300    05/01/27      1,633,537
 1,250    Hudson Cnty, NJ Impt Auth Solid Waste Sys
          Rev Ser A (Prerefunded @ 07/01/04).......... 6.100    07/01/20      1,369,912
 1,020    Mantua Twp, NJ Sch Dist Rfdg (MBIA Insd)
          (a)......................................... 5.000    03/01/15      1,054,782
 1,250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
          Jr Solid Waste Rfdg.........................   *      04/01/11        848,950
 2,300    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
          Solid Waste Rfdg............................   *      04/01/08      1,827,051
 6,500    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
          Solid Waste Rfdg............................   *      04/01/10      4,653,350
 7,055    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
          Solid Waste Rfdg............................   *      04/01/12      4,539,399
   525    Middlesex Cnty, NJ Ctf Part (Prerefunded @
          02/15/04) (MBIA Insd)....................... 5.900    08/15/09        561,755
 1,000    Middlesex Cnty, NJ Impt Auth Rev Admin Bldg
          Residential Proj (FNMA Collateralized)...... 5.350    07/01/34        985,420
 2,000    Middlesex Cnty, NJ Impt Auth Util Sys Rev
          Perth Amboy Franchise Proj Ser A (AMBAC
          Insd)....................................... 5.000    09/01/29      1,963,320
 1,005    Monmouth Cnty, NJ Impt Auth Rev Govt Ln
          (AMBAC Insd)................................ 4.875    12/01/10      1,068,717
 1,500    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A............ 6.200    12/01/10      1,497,435
 2,215    New Jersey Econ Dev Auth Econ Dev Rev
          Manahawkin Convalescent Ser A Rfdg (FHA
          Gtd)........................................ 6.650    02/01/23      2,351,843
   425    New Jersey Econ Dev Auth Econ Dev Rev Ser F
          (LOC: Banque Nationale Paris)............... 6.600    06/01/12        434,176
   355    New Jersey Econ Dev Auth Econ Dev Rev Ser Y
          (LOC: Banque Nationale Paris)............... 6.600    06/01/12        363,342

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         NEW JERSEY (CONTINUED)
$1,500   New Jersey Econ Dev Auth Middlesex Wtr Co
         Proj Rfdg (AMBAC Insd)...................... 5.100%   01/01/32   $  1,477,110
3,000    New Jersey Econ Dev Auth Mkt Trans Fac Rev
         Sr Lien Ser A (Prerefunded @ 07/01/04) (MBIA
         Insd)....................................... 5.800    07/01/08      3,267,540
2,500    New Jersey Econ Dev Auth Mkt Trans Fac Rev
         Sr Lien Ser A (Prerefunded @ 07/01/04) (MBIA
         Insd)....................................... 5.800    07/01/09      2,722,950
1,000    New Jersey Econ Dev Auth Rev First Mtg
         Cadbury Corp Proj Ser A (ACA Insd).......... 5.500    07/01/18      1,004,160
2,000    New Jersey Econ Dev Auth Rev Morris Hall
         Saint Lawrence Proj Ser A (LOC: NJ Natl Bnk)
         (b)......................................... 6.250    04/01/25      2,079,880
2,750    New Jersey Econ Dev Auth Rev Trans Proj
         Sublease Ser A (FSA Insd)................... 5.000    05/01/18      2,770,185
10,000   New Jersey Econ Dev Auth St Contract Econ
         Recovery (MBIA Insd)........................ 5.900    03/15/21     11,188,800
1,000    New Jersey Hlthcare Fac FHA Jersey City Med
         Ctr (AMBAC Insd)............................ 4.800    08/01/21      1,001,190
1,075    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
         Insd)....................................... 6.125    07/01/11      1,169,202
1,425    New Jersey Hlthcare Fac Fin Auth Rev
         (Prerefunded @ 07/01/04) (AMBAC Insd)....... 6.125    07/01/11      1,560,532
5,575    New Jersey Hlthcare Fac Fin Auth Rev
         Atlantic City Med Ctr Ser C Rfdg
         (Prerefunded @ 07/01/02) (b)................ 6.800    07/01/11      5,726,751
3,945    New Jersey Hlthcare Fac Fin Auth Rev Gen
         Hosp Ctr at Passaic (Escrowed to Maturity)
         (FSA Insd).................................. 6.500    07/01/11      4,530,556
4,250    New Jersey Hlthcare Fac Fin Auth Rev Gen
         Hosp Ctr at Passaic (Escrowed to Maturity)
         (FSA Insd).................................. 6.750    07/01/19      5,107,693
1,000    New Jersey Hlthcare Fac Fin Auth Rev
         Palisades Med Ctr Oblig Group (ACA Insd).... 5.250    07/01/28        959,430
  690    New Jersey Hlthcare Fac Fin Auth Rev Robert
         Wood Johnson Univ Hosp Ser B (MBIA Insd).... 6.625    07/01/16        711,839
  900    New Jersey Hlthcare Fac Fin Auth Rev Saint
         Mary Hosp (Escrowed to Maturity)............ 5.875    07/01/12        990,225

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         NEW JERSEY (CONTINUED)
$1,500   New Jersey Hlthcare Fac Fin Auth Rev Southn
         Ocean Cnty Hosp Ser A....................... 6.125%   07/01/13   $  1,528,320
2,500    New Jersey Hlthcare Fac Fin Auth Rev Southn
         Ocean Cnty Hosp Ser A (b)................... 6.250    07/01/23      2,536,950
2,200    New Jersey Hlthcare Fac Hlth Sys Catholic
         Hlth East Ser E (AMBAC Insd)................ 4.750    11/15/29      2,009,370
1,000    New Jersey Hlthcare Fac Kennedy Hlth Sys.... 5.625    07/01/31        987,910
1,150    New Jersey St (Prerefunded @ 07/15/05)...... 6.800    07/15/06      1,283,504
1,175    New Jersey St Ed Fac Auth Rev Beth Medrash
         Govoha America Ser G........................ 5.875    07/01/12      1,214,421
1,000    New Jersey St Ed Fac Auth Rev Beth Medrash
         Govoha America Ser G........................ 6.375    07/01/30      1,015,480
  500    New Jersey St Ed Fac Auth Rev Monmouth Univ
         Ser D....................................... 5.125    07/01/24        475,800
  915    New Jersey St Ed Fac Auth Seton Hall Univ
         Proj Rfdg (AMBAC Insd)...................... 5.000    07/01/18        924,415
2,000    New Jersey St Hsg & Mtg Fin Agy Multi-Family
         Hsg Rev Ser A (AMBAC Insd).................. 5.550    05/01/27      2,010,960
2,800    New Jersey St Hsg & Mtg Fin Agy Multi-Family
         Hsg Rev Ser F (FSA Insd) (a)................ 5.050    05/01/13      2,812,600
2,400    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
         (MBIA Insd) (b)............................. 6.500    01/01/16      2,857,368
2,450    Newark, NJ Brd of Ed (Prerefunded @
         12/15/04) (MBIA Insd)....................... 5.875    12/15/09      2,706,442
2,000    North Bergen Twp, NJ (FSA Insd).............   *      08/15/09      1,492,460
1,000    North Hudson Swr Auth NJ Swr Rev Ser A Rfdg
         (FGIC Insd) (a)............................. 5.250    08/01/16      1,049,660
1,000    North Hudson Swr Auth NJ Swr Rev Ser A Rfdg
         (FGIC Insd) (a)............................. 5.250    08/01/17      1,041,370
1,805    Ocean Twp, NJ Swr Auth Ser B Rfdg (FGIC
         Insd) (a)................................... 5.250    12/01/10      1,904,022
2,675    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
         Apprec Ser A (FGIC Insd)....................   *      12/15/09      1,962,300
2,000    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
         Apprec Ser A (FGIC Insd)....................   *      12/15/10      1,392,140

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         NEW JERSEY (CONTINUED)
$1,000   Port Auth NY & NJ Cons 106th Ser............ 5.625%   07/01/08   $  1,065,890
1,000    Port Auth NY & NJ Cons 125th Ser (FSA
         Insd)....................................... 5.000    04/15/32        977,500
2,850    Port Auth NY & NJ Cons 78th Ser............. 6.500    04/15/11      2,883,431
2,000    Port Auth NY & NJ Cons 85th Ser (MBIA
         Insd)....................................... 5.375    03/01/28      2,068,980
2,000    Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
         (MBIA Insd).................................   *      12/15/09      1,467,140
1,000    Rutgers St Univ of NJ Ser A Rfdg............ 6.400    05/01/13      1,154,900
3,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
         Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)... 6.550    10/01/29      3,281,970
  750    Secaucus, NJ Muni Util Auth Swr Rev Ser A
         Rfdg........................................ 6.000    12/01/08        805,515
1,500    Union City, NJ (Prerefunded @ 09/01/02)
         (MBIA Insd)................................. 6.700    09/01/12      1,555,770
2,000    Union Cnty, NJ Util Auth Mercer Cnty (AMBAC
         Insd)....................................... 5.350    06/01/23      2,000,800
1,000    University Medicine & Dentistry Ser A (MBIA
         Insd)....................................... 5.000    09/01/17      1,022,020
2,500    University Medicine & Dentistry Ser A (AMBAC
         Insd) (a)................................... 5.000    12/01/31      2,445,100
1,350    Washington Twp, NJ Muni Util Auth Mercer
         Cnty (MBIA Insd)............................ 5.800    09/01/13      1,387,112
                                                                          ------------
                                                                           149,389,628
                                                                          ------------
         GUAM  2.6%
1,500    Guam Govt Ser A............................. 5.625    09/01/02      1,500,600
1,250    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.125    10/01/29      1,242,650
                                                                          ------------
                                                                             2,743,250
                                                                          ------------
         PUERTO RICO  10.7%
1,750    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser T (Prerefunded @ 07/01/02).............. 6.500    07/01/22      1,791,055
2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21      2,345,380
1,700    Puerto Rico Comwlth Pub Impt (Prerefunded @
         07/01/02)................................... 6.800    07/01/21      1,740,732

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         PUERTO RICO (CONTINUED)
$2,000   Puerto Rico Comwlth Rfdg (FGIC Insd)........ 5.250%   07/01/09   $  2,192,880
  500    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
         (Prerefunded @ 07/01/04).................... 6.125    07/01/09        551,040
3,000    Puerto Rico Pub Bldg Auth Rev Gtd Conv Cap
         Apprec Ser D (AMBAC Insd)...................   *      07/01/30      1,793,910
1,000    Puerto Rico Pub Bldg Auth Rev Gtd Ser K
         (Prerefunded @ 07/01/02).................... 6.875    07/01/21      1,024,080
                                                                          ------------
                                                                            11,439,077
                                                                          ------------
         U. S. VIRGIN ISLANDS  3.0%
2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
         Taxes Ln Nt Ser A........................... 6.375    10/01/19      2,157,280
1,000    Virgin Islands Pub Fin Auth Rev Sr Lien Fd
         Ln Ser A Rfdg (ACA Insd).................... 5.625    10/01/25      1,011,300
                                                                          ------------
                                                                             3,168,580
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  156.5%
  (Cost $153,204,524)..................................................    166,740,535
SHORT-TERM INVESTMENTS  1.2%
  (Cost $1,300,000)....................................................      1,300,000
                                                                          ------------

TOTAL INVESTMENTS  157.7%
  (Cost $154,504,524)..................................................    168,040,535
OTHER ASSETS IN EXCESS OF LIABILITIES  3.3%............................      3,551,797
PREFERRED SHARES  (61.0%)..............................................    (65,024,043)
                                                                          ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.........................   $106,568,289
                                                                          ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

 *  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $154,504,524).......................  $168,040,535
Cash........................................................        19,708
Receivables:
  Investments Sold..........................................    11,849,875
  Interest..................................................     2,312,827
Other.......................................................         1,190
                                                              ------------
    Total Assets............................................   182,224,135
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,217,874
  Investment Advisory Fee...................................        84,132
  Administrative Fee........................................        28,044
  Affiliates................................................        10,942
Trustees' Deferred Compensation and Retirement Plans........       232,749
Accrued Expenses............................................        58,062
                                                              ------------
    Total Liabilities.......................................    10,631,803
Preferred Shares............................................    65,024,043
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $106,568,289
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($106,568,289 divided by 6,103,771 shares outstanding)....  $      17.46
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,103,771 shares issued and
  outstanding)..............................................  $     61,038
Paid in Surplus.............................................    92,923,095
Net Unrealized Appreciation.................................    13,536,011
Accumulated Undistributed Net Investment Income.............       848,297
Accumulated Net Realized Loss...............................      (800,152)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $106,568,289
                                                              ============

PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $171,568,289
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,768,692
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      510,141
Administrative Fee..........................................      170,047
Preferred Share Maintenance.................................       94,934
Trustees' Fees and Related Expenses.........................       22,733
Legal.......................................................       10,401
Custody.....................................................        3,993
Other.......................................................       70,840
                                                              -----------
    Total Expenses..........................................      883,089
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,885,603
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   743,232
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   16,953,417
  End of the Period.........................................   13,536,011
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,417,406)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,674,174)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (497,453)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   713,976
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  3,885,603        $  6,130,703
Net Realized Gain..................................        743,232             403,398
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (3,417,406)          5,980,441
Distributions to Preferred Shareholders:
  Net Investment Income............................       (443,921)         (1,494,144)
  Net Realized Gain................................        (53,532)            (50,265)
                                                      ------------        ------------
Change in Net Assets from Operations...............        713,976          10,970,133

Distributions to Common Shareholders:
  Net Investment Income............................     (3,137,112)         (4,282,934)
  Net Realized Gain................................       (166,633)           (113,332)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (2,589,769)          6,573,867

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through
  Merger...........................................            -0-          37,283,441
                                                      ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............     (2,589,769)         43,857,308
NET ASSETS:
Beginning of the Period............................    109,158,058          65,300,750
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $848,297
  and $458,942, respectively)......................   $106,568,289        $109,158,058
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     -------------------
                                                      2002 (A)      2001        2000
                                                     ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)........  $ 17.88      $ 16.59    $  16.12
                                                      -------      -------    --------
  Net Investment Income.............................      .64         1.21        1.25
  Net Realized and Unrealized Gain/Loss.............     (.44)        1.29         .55
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...........................     (.07)        (.30)       (.38)
    Net Realized Gain...............................     (.01)        (.01)        -0-
                                                      -------      -------    --------
Total from Investment Operations....................      .12         2.19        1.42
Less Distributions Paid to Common Shareholders:
    Net Investment Income...........................      .51          .88         .95
    Net Realized Gain...............................      .03          .02         -0-
                                                      -------      -------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 17.46      $ 17.88    $  16.59
                                                      =======      =======    ========
Common Share Market Price at End of the Period......  $ 16.18      $ 15.96    $13.8125
Total Return (c)....................................    4.76%*      22.52%      -8.98%
Net Assets at End of the Period (In millions).......  $ 106.6      $ 109.2    $   65.3
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.67%        2.12%       1.85%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    7.36%        8.53%       7.75%
Portfolio Turnover..................................      10%*          4%         19%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................    1.04%        1.11%       1.13%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    6.52%        6.45%       5.36%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    2,600        2,600       1,600
Asset Coverage Per Preferred Share (f)..............  $65,997      $66,984    $ 65,813
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000      $25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000      $25,000    $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .04%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.322 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                 MARCH 27, 1992
                                                                                 (COMMENCEMENT
                                                                                 OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                           OPERATIONS) TO
------------------------------------------------------------------------------    OCTOBER 31,
      1999       1998       1997       1996       1995       1994       1993          1992
-----------------------------------------------------------------------------------------------
    $  18.17   $  17.57   $  16.95   $  16.91   $  14.80   $  18.18   $  14.88      $  14.68
    --------   --------   --------   --------   --------   --------   --------      --------
        1.25       1.26       1.29       1.29       1.29       1.29       1.31           .58
       (1.96)       .64        .65        .08       2.13      (3.37)      3.31           .15
        (.30)      (.35)      (.36)      (.36)      (.39)      (.29)      (.28)         (.14)
        (.02)       -0-        -0-       (.01)       -0-       (.02)      (.03)          -0-
    --------   --------   --------   --------   --------   --------   --------      --------
       (1.03)      1.55       1.58       1.00       3.03      (2.39)      4.31           .59
         .95        .95        .95        .94        .92        .93        .92           .39
         .07        -0-        .01        .02        -0-        .06        .09           -0-
    --------   --------   --------   --------   --------   --------   --------      --------
    $  16.12   $  18.17   $  17.57   $  16.95   $  16.91   $  14.80   $  18.18      $  14.88
    ========   ========   ========   ========   ========   ========   ========      ========
    $16.1875   $ 17.625   $16.5625   $ 15.375   $  14.75   $ 13.125   $  16.75      $  14.75
      -2.61%     12.37%     14.32%     10.91%     19.79%    -16.32%     20.92%          .83%*
    $   63.4   $   71.3   $   69.0   $   66.5   $   66.4   $   58.1   $   71.4      $   58.4
       1.75%      1.73%      1.74%      1.80%      1.89%      1.85%      1.80%         1.77%
       7.20%      7.05%      7.53%      7.64%      8.08%      7.75%      7.80%         6.40%
          6%        10%         6%        11%        14%        12%        19%           28%*
       1.10%      1.10%      1.09%      1.12%      1.15%      1.15%      1.12%         1.23%
       5.45%      5.08%      5.44%      5.50%      5.63%      5.99%      6.15%         4.83%
       1,600        800        800        800        800        800        800           800
    $ 64,627   $139,166   $136,223   $133,165   $132,983   $122,619   $139,209      $123,022
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New Jersey Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $10,307,534 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $84,785 increase in cost of securities and a corresponding $84,785 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $22,047; increase net unrealized depreciation by $9,427, and decrease net realized gain by $12,620. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $1,542,914 which will expire between October 31, 2002 and October 31, 2007. Of this amount, $1,184,700 will expire on October 31, 2002.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $154,410,313
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,702,805
Gross tax unrealized depreciation...........................          72,582
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 13,630,223
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $12,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2002 and October 31, 2001, paid in surplus related to common shares aggregated $92,923,095. Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
Beginning Shares..................................     6,103,771           3,935,130
Shares Acquired Through Merger....................           -0-           2,168,641
                                                       ---------           ---------
Ending Shares.....................................     6,103,771           6,103,771
                                                       =========           =========

    On May 18, 2001, the Trust acquired all of the assets and liabilities of the Van Kampen New Jersey Value Municipal Income Trust (ticker symbol VJV) through a tax free reorganization approved by VJV Trust shareholders on May 9, 2001. The Trust issued 2,168,641 common shares and 1,000 Auction Preferred Shares valued at $37,283,441 and $25,000,000, respectively, in exchange for VJV Trust's net assets. The shares of VJV Trust were converted into Trust shares at a ratio of
0.86686 to 1 and 1 to 1, for common shares and APS, respectively. Included in these net assets was a capital loss carryforward of $1,726,377 which is included with accumulated net realized gain/loss, and the deferred compensation balance of $89,043 which is included with accumulated undistributed net investment income. Net unrealized appreciation of VJV Trust as of May 18, 2001 was $3,834,186. Combined net assets on the day of reorganization were $169,931,827.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $17,336,274 and $22,501,800, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,600 APS. Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2002 was 1.500%. During the six months ended April 30, 2002, the rates ranged from 1.254% to 2.150%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VTJ SAR 6/02                                                   Member NASD/SIPC.
                                                                 6122F02-AS-6/02